The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $9,123
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $45
Janus Global Life Sciences Fund (not in thousands) $180
Janus Global Real Estate Fund $35
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $172
Janus International Equity Fund $50
Janus Long/Short Fund $0
Janus Overseas Fund $1,772
Janus Research Core Fund $12
Janus Research Fund $0
Janus Triton Fund $23
Janus Worldwide Fund $14
Perkins Global Value Fund $3

C-Class
Janus Balanced Fund $4,858
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $10
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $17
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $204
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $16,749
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $16,011
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $5,405
Janus Contrarian Fund $83
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $42
Janus Global Life Sciences Fund $1
Janus Global Real Estate Fund $263
Janus Global Research Fund $0
Janus Global Select Fund $13
Janus Global Technology Fund $0
Janus Growth and Income Fund $589
Janus International Equity Fund $422
Janus Long/Short Fund $0
Janus Overseas Fund $2,716
Janus Research Core Fund $10
Janus Research Fund $49
Janus Triton Fund $14
Janus Worldwide Fund $214
Perkins Global Value Fund $9

R-Class
Janus Balanced Fund $1,514
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $11
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $225
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $1
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $10,615
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund (not in thousands) $11
Janus Global Real Estate Fund $8
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $413
Janus International Equity Fund $7
Janus Long/Short Fund $0
Janus Overseas Fund $4,125
Janus Research Core Fund $24
Janus Research Fund $0
Janus Triton Fund $6
Janus Worldwide Fund $195
Perkins Global Value Fund $0

T-Class
Janus Balanced Fund $62,732
Janus Contrarian Fund $1,643
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $5,694
Janus Global Life Sciences Fund $48
Janus Global Real Estate Fund $1
Janus Global Research Fund $69
Janus Global Select Fund $1,030
Janus Global Technology Fund $0
Janus Growth and Income Fund $20,758
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $27,378
Janus Research Core Fund $1,569
Janus Research Fund $7,477
Janus Triton Fund $548
Janus Worldwide Fund $10,450
Perkins Global Value Fund $1,322


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0.4924
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0304
Janus Global Life Sciences Fund $0.0206
Janus Global Real Estate Fund $0.1407
Janus Global Research Fund $0.0194
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2541
Janus International Equity Fund $0.0078
Janus Long/Short Fund $0
Janus Overseas Fund $0.1385
Janus Research Core Fund $0.0404
Janus Research Fund $0.0762
Janus Triton Fund $0.0177
Janus Worldwide Fund $0.1695
Perkins Global Value Fund $0.1744

C-Class
Janus Balanced Fund $0.3173
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.1446
Janus Global Research Fund $0.0156
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.0967
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0.0401
Janus Research Core Fund $0
Janus Research Fund $0.0583
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0.1624

D-Class
Janus Balanced Fund $0.4313
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2523
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $0.5609
Janus Contrarian Fund $0.0164
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0315
Janus Global Life Sciences Fund $0.0214
Janus Global Real Estate Fund $0.1446
Janus Global Research Fund $0.0218
Janus Global Select Fund $0.0129
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3489
Janus International Equity Fund $0.0426
Janus Long/Short Fund $0
Janus Overseas Fund $0.1738
Janus Research Core Fund $0.0713
Janus Research Fund $0.0798
Janus Triton Fund $0.0391
Janus Worldwide Fund $0.2201
Perkins Global Value Fund $0.1747

R-Class
Janus Balanced Fund $0.3995
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0.1495
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0.0858
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0.0806
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $0.0442
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0.2000
Janus Global Real Estate Fund $0.1446
Janus Global Research Fund $0.0178
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.1952
Janus International Equity Fund $0.0130
Janus Long/Short Fund $0
Janus Overseas Fund $0.1140
Janus Research Core Fund $0.0192
Janus Research Fund $0.0752
Janus Triton Fund $0.0160
Janus Worldwide Fund $0.1217
Perkins Global Value Fund $0.1710

T-Class
Janus Balanced Fund $0.5103
Janus Contrarian Fund $0.0054
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0.0169
Janus Global Life Sciences Fund $0.0015
Janus Global Real Estate Fund $0
Janus Global Research Fund $0.0039
Janus Global Select Fund $0.0030
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2846
Janus International Equity Fund $0.0577
Janus Long/Short Fund $0.1445
Janus Overseas Fund $0.1473
Janus Research Core Fund $0.0516
Janus Research Fund $0.0589
Janus Triton Fund $0.0193
Janus Worldwide Fund $0.1809
Perkins Global Value Fund $0.1481


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

C-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

D-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

I-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

R-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0

T-Class
Janus Balanced Fund $0
Janus Contrarian Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Long/Short Fund $0
Janus Overseas Fund $0
Janus Research Core Fund $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Worldwide Fund $0
Perkins Global Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Balanced Fund $20,461
Janus Contrarian Fund $5,226
Janus Enterprise Fund $1,457
Janus Forty Fund $27,572
Janus Fund $14,296
Janus Global Life Sciences Fund $71
Janus Global Real Estate Fund $682
Janus Global Research Fund $56
Janus Global Select Fund $3,070
Janus Global Technology Fund $83
Janus Growth and Income Fund $663
Janus International Equity Fund $6,932
Janus Long/Short Fund $2,208
Janus Overseas Fund $16,460
Janus Research Core Fund $243
Janus Research Fund $68
Janus Triton Fund $2,749
Janus Worldwide Fund $59
Perkins Global Value Fund $14

C-Class
Janus Balanced Fund $16,441
Janus Contrarian Fund $4,567
Janus Enterprise Fund $454
Janus Forty Fund $20,638
Janus Fund $214
Janus Global Life Sciences Fund $9
Janus Global Real Estate Fund $138
Janus Global Research Fund $34
Janus Global Select Fund $1,312
Janus Global Technology Fund $41
Janus Growth and Income Fund $170
Janus International Equity Fund $1,976
Janus Long/Short Fund $3,800
Janus Overseas Fund $5,962
Janus Research Core Fund $385
Janus Research Fund $7
Janus Triton Fund $1,081
Janus Worldwide Fund $30
Perkins Global Value Fund $1

D-Class
Janus Balanced Fund $39,194
Janus Contrarian Fund $152,349
Janus Enterprise Fund $15,567
Janus Fund $175,405
Janus Global Life Sciences Fund $19,482
Janus Global Real Estate Fund $1,245
Janus Global Research Fund $8,240
Janus Global Select Fund $192,663
Janus Global Technology Fund $35,779
Janus Growth and Income Fund $65,562
Janus International Equity Fund $510
Janus Overseas Fund $51,269
Janus Research Core Fund $15,139
Janus Research Fund $66,565
Janus Triton Fund $15,445
Janus Worldwide Fund $28,690
Perkins Global Value Fund $6,399

I-Class
Janus Balanced Fund $12,122
Janus Contrarian Fund $9,005
Janus Enterprise Fund $7,977
Janus Forty Fund $60,654
Janus Fund $5,057
Janus Global Life Sciences Fund $194
Janus Global Real Estate Fund $2,538
Janus Global Research Fund $1,053
Janus Global Select Fund $4,725
Janus Global Technology Fund $389
Janus Growth and Income Fund $2,282
Janus International Equity Fund $12,097
Janus Long/Short Fund $3,330
Janus Overseas Fund $32,188
Janus Research Core Fund $235
Janus Research Fund $2,738
Janus Triton Fund $5,070
Janus Worldwide Fund $275
Perkins Global Value Fund $232

R-Class
Janus Balanced Fund $4,809
Janus Contrarian Fund $281
Janus Enterprise Fund $1,001
Janus Forty Fund $8,027
Janus Fund $49
Janus Global Select Fund $313
Janus Growth and Income Fund $70
Janus International Equity Fund $71
Janus Long/Short Fund $25
Janus Overseas Fund $3,349
Janus Research Core Fund $36
Janus Triton Fund $298
Janus Worldwide Fund $14
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $24,634
Janus Contrarian Fund $503
Janus Enterprise Fund $4,100
Janus Forty Fund $97,859
Janus Fund $2,840
Janus Global Life Sciences Fund $9
Janus Global Real Estate Fund $60
Janus Global Research Fund $1
Janus Global Select Fund $1,100
Janus Global Technology Fund $14
Janus Growth and Income Fund $2,049
Janus International Equity Fund $576
Janus Long/Short Fund $157
Janus Overseas Fund $36,438
Janus Research Core Fund $1,016
Janus Research Fund $489 (not in thousands)
Janus Triton Fund $440
Janus Worldwide Fund $1,421
Perkins Global Value Fund $56

T-Class
Janus Balanced Fund $117,854
Janus Contrarian Fund $121,541
Janus Enterprise Fund $15,612
Janus Forty Fund $946
Janus Fund $104,431
Janus Global Life Sciences Fund $10,395
Janus Global Real Estate Fund $307
Janus Global Research Fund $8,511
Janus Global Select Fund $125,536
Janus Global Technology Fund $17,372
Janus Growth and Income Fund $56,683
Janus International Equity Fund $197
Janus Long/Short Fund $135
Janus Overseas Fund $128,537
Janus Research Core Fund $11,392
Janus Research Fund $51,444
Janus Triton Fund $29,385
Janus Worldwide Fund $24,166
Perkins Global Value Fund $1,795


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Balanced Fund $25.10
Janus Contrarian Fund $13.97
Janus Enterprise Fund $52.14
Janus Forty Fund $31.00
Janus Fund $26.81
Janus Global Life Sciences Fund $22.16
Janus Global Real Estate Fund $9.09
Janus Global Research Fund $13.48
Janus Global Select Fund $10.99
Janus Global Technology Fund $15.25
Janus Growth and Income Fund $28.50
Janus International Equity Fund $10.90
Janus Long/Short Fund $10.51
Janus Overseas Fund $47.51
Janus Research Core Fund $19.55
Janus Research Fund $26.30
Janus Triton Fund $14.67
Janus Worldwide Fund $43.56
Perkins Global Value Fund $11.60

C-Class
Janus Balanced Fund $25.08
Janus Contrarian Fund $13.84
Janus Enterprise Fund $51.65
Janus Forty Fund $29.69
Janus Fund $26.59
Janus Global Life Sciences Fund $21.97
Janus Global Real Estate Fund $9.06
Janus Global Research Fund $13.34
Janus Global Select Fund $10.89
Janus Global Technology Fund $15.12
Janus Growth and Income Fund $28.43
Janus International Equity Fund $10.68
Janus Long/Short Fund $10.32
Janus Overseas Fund $47.17
Janus Research Core Fund $19.41
Janus Research Fund $26.08
Janus Triton Fund $14.60
Janus Worldwide Fund $43.29
Perkins Global Value Fund $11.52

D-Class
Janus Balanced Fund $25.10
Janus Contrarian Fund $14.01
Janus Enterprise Fund $52.30
Janus Fund $26.83
Janus Global Life Sciences Fund $22.21
Janus Global Real Estate Fund $9.15
Janus Global Research Fund $13.51
Janus Global Select Fund $11.01
Janus Global Technology Fund $15.29
Janus Growth and Income Fund $28.50
Janus International Equity Fund $10.91
Janus Overseas Fund $47.60
Janus Research Core Fund $19.52
Janus Research Fund $26.35
Janus Triton Fund $14.69
Janus Worldwide Fund $43.69
Perkins Global Value Fund $11.65

I-Class
Janus Balanced Fund $25.09
Janus Contrarian Fund $14.01
Janus Enterprise Fund $52.39
Janus Forty Fund $31.19
Janus Fund $26.87
Janus Global Life Sciences Fund $22.22
Janus Global Real Estate Fund $9.14
Janus Global Research Fund $13.51
Janus Global Select Fund $11.03
Janus Global Technology Fund $15.32
Janus Growth and Income Fund $28.50
Janus International Equity Fund $10.90
Janus Long/Short Fund $10.59
Janus Overseas Fund $47.67
Janus Research Core Fund $19.54
Janus Research Fund $26.38
Janus Triton Fund $14.72
Janus Worldwide Fund $43.68
Perkins Global Value Fund $11.52

R-Class
Janus Balanced Fund $25.08
Janus Contrarian Fund $13.91
Janus Enterprise Fund $51.93
Janus Forty Fund $30.11
Janus Fund $26.68
Janus Global Select Fund $10.94
Janus Growth and Income Fund $28.48
Janus International Equity Fund $10.79
Janus Long/Short Fund $9.86
Janus Overseas Fund $47.32
Janus Research Core Fund $19.45
Janus Triton Fund $14.56
Janus Worldwide Fund $43.46
Perkins Global Value Fund $0

S-Class
Janus Balanced Fund $25.11
Janus Contrarian Fund $13.96
Janus Enterprise Fund $52.09
Janus Forty Fund $30.60
Janus Fund $26.77
Janus Global Life Sciences Fund $22.09
Janus Global Real Estate Fund $9.08
Janus Global Research Fund $13.43
Janus Global Select Fund $10.98
Janus Global Technology Fund $15.22
Janus Growth and Income Fund $28.51
Janus International Equity Fund $11.04
Janus Long/Short Fund $10.62
Janus Overseas Fund $47.44
Janus Research Core Fund $19.50
Janus Research Fund $26.21
Janus Triton Fund $14.65
Janus Worldwide Fund $43.56
Perkins Global Value Fund $11.67

T-Class
Janus Balanced Fund $25.10
Janus Contrarian Fund $14.00
Janus Enterprise Fund $52.27
Janus Forty Fund $30.69
Janus Fund $26.82
Janus Global Life Sciences Fund $22.19
Janus Global Real Estate Fund $9.12
Janus Global Research Fund $13.50
Janus Global Select Fund $11.01
Janus Global Technology Fund $15.28
Janus Growth and Income Fund $28.50
Janus International Equity Fund $10.86
Janus Long/Short Fund $10.60
Janus Overseas Fund $47.56
Janus Research Core Fund $19.51
Janus Research Fund $26.33
Janus Triton Fund $14.68
Janus Worldwide Fund $43.67
Perkins Global Value Fund $11.64